Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Owens Corning (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2007, (the “Report”), I, David T. Brown, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David T. Brown
David T. Brown
Chief Executive Officer

August 1, 2007